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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 6, 2005

                               REGISTER.COM, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-29739                    11-3239091
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

      575 EIGHTH AVENUE, 8TH FLOOR
           NEW YORK, NEW YORK                                      10018
 (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (212) 798-9100

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 6, 2005, Register.com, Inc. (the "Company") entered into an agreement (the "2005 Agreement") with Barington Companies Equity Partners, L.P.
("Barington") that provides that unless all of the following occur, the Company must set the date for its 2005 Annual Meeting of Stockholders no earlier than
July 20, 2005:

(1)  one new director is recommended by the Nominating Committee of the
     Company's board of directors for appointment to the board and such nominee is so appointed by February 15, 2005;

(2)  a second new director is recommended by the Nominating Committee of the
     Company's board of directors for appointment to the board and such nominee is so appointed by February 28, 2005; and

(3)  a candidate to succeed the Company's current Chief Executive Officer is recommended by a newly constituted search committee of the Company's board of directors and the board approves the appointment of such candidate by
     March 30, 2005 (with the term of such candidate's employment to commence within 30 days of such approval or another date determined unanimously by the board).

     The 2005 Agreement also amended an earlier agreement, dated as of June 9,
2003, between the Company and a stockholder group led by Barington by increasing the standstill limitation on the ownership of the Company's voting securities by such group from 8% to 15% of the Company's outstanding shares, effective immediately. A copy of the 2005 Agreement is attached as Exhibit 10.1 to this
Report on Form 8-K and is incorporated by reference herein.

     James A. Mitarotonda, who is currently a director of the Company, is the
Chairman of the Board, President and Chief Executive Officer of Barington and is
the managing member of the general partner of Barington.

     On February 6, 2005, Peter A. Forman, the Company's President and Chief
Executive Officer, announced that he has informed the Company's board of directors that he will not seek renewal of his employment agreement upon the expiration of its term on June 16, 2005 and agreed to step down as soon as his successor has been hired and indicates that he or she is ready to assume the position of Chief Executive Officer. The Company agreed that such notice shall be a notice of termination of employment by Mr. Forman for "Good Reason" (as defined in the employment agreement). A copy of this notice and agreement is attached as Exhibit 10.2 to this Report on Form 8-K and is incorporated by reference herein. A copy of the Company's press release dated February 7, 2005 announcing Mr. Forman's decision is attached to this Report on Form 8-K as
Exhibit 99.1 and is incorporated by reference herein.

                                        2

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBITS.

EXHIBIT NO.     DESCRIPTION
-----------     -----------

10.1            Agreement dated February 6, 2005 between Register.com, Inc. and
                Barington Companies Equity Partners, L.P.

10.2            Agreement dated February 6, 2005 between Register.com, Inc. and
                Peter A. Forman.

99.1            Press Release of Register.com, Inc. dated February 7, 2005.

                                        3

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     REGISTER.COM, INC.
                                                     (Registrant)

                                                     By: /s/ Roni Jacobson
                                                         -----------------------
                                                         Roni Jacobson
                                                         Secretary and General
                                                           Counsel

Date: February 7, 2005

                                        4

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.     DESCRIPTION
-----------     -----------

10.1            Agreement dated February 6, 2005 between Register.com, Inc. and
                Barington Companies Equity Partners, L.P.

10.2            Agreement dated February 6, 2005 between Register.com, Inc. and
                Peter A. Forman.

99.1            Press Release of Register.com, Inc. dated February 7, 2005

                                        5